SUPPLEMENTAL CASH FLOW INFORMATION (Tables)	12 Months Ended
Jun. 27, 2012
Cash Paid For Interest And Income Taxes	Cash paid for interest and income taxes is as follows (in thousands):

	2012	2011	2010
Income taxes, net of refunds	$47,514	$38,340	$20,052
Interest, net of amounts capitalized	24,455	25,810	23,923

Non-Cash Investing Activities	Non-cash investing activities are as follows (in thousands):

	2012	2011	2010
Retirement of fully depreciated assets	$77,249	$60,175	$45,854